UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
March 14, 2024
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
1521 Concord Pike, Suite 301 PMB 221
Wilmington, Delaware 19803
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On March 14, 2024, Phreesia, Inc. (the “Company”) announced its financial results for the fiscal year ended January 31, 2024 by issuing a Letter to Stakeholders (the "Letter") and a press release. Copies of the press release and the Letter are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01 - Other Events
The Company has formed a wholly-owned subsidiary, Phreesia India Private Limited (“Phreesia India”).
Phreesia India has been established to transition various outside services in-house. The Company expects to commence operations through Phreesia India by the end of its first fiscal quarter, subject to obtaining various regulatory licenses and approvals and onboarding certain members of the Company’s existing third-party service provider as direct employees of Phreesia India.
Phreesia India is expected to support the Company’s business through various functions, including, but not limited to, customer operations, research and development, product management and support, sales and marketing, and finance and accounting, replacing support services that are currently outsourced to a third-party service provider in India. Once this transition is complete, the Company expects its global headcount will be approximately 2,400.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements about the Company’s plans and expectations regarding its operations in India, and are generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to: the risk that the Company may not obtain necessary licenses or approvals to commence operations in India on its expected timeline or at all; the risk that current employees of the Company’s existing third-party service provider, or other employee candidates, will not accept employment with Phreesia India; the Company’s inability to realize the intended benefits of transitioning outside services in-house through a subsidiary in India; difficulties managing a global workforce remotely; risks associated with the Company’s limited operating history and compliance with local laws and regulations in India, including those related to privacy and data security; and the recent high inflationary environment and other general, market, political, economic and business conditions (including as a result of the warfare and/or political and economic instability in Ukraine, the Middle East or elsewhere). The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those listed or described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, which will be filed with the SEC following this Current Report on Form 8-K. Forward-looking statements speak only as of the date on which the statements are made. The Company undertakes no obligation to update, and expressly disclaims the obligation to update, any forward-looking statements made in this Current Report on Form

8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated March 14, 2024, by Phreesia, Inc.
99.2	Stakeholder letter, dated March 14, 2024, by Phreesia, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2024	Phreesia, Inc.

	By:	/s/ Balaji Gandhi
	Name:	Balaji Gandhi
	Title:	Chief Financial Officer